SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 6, 2015

REDFIELD VENTURES INC
(Exact name of registrant as specified in its charter)

Nevada	333-183502	45-4380591
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

244 Fifth Ave Ste. #1563 New York, NY	10001
(Address of principal executive offices)	(Zip Code)

(212) 726-2184

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 6, 2015, Redfield Ventures Inc, a Nevada corporation (the “Company”), entered into an Agreement and Plan of Merger with China Energy Technology Corp., Ltd. (the “Merger Agreement”), pursuant to which, on March 16, 2005 (the “Effective Time”), the Company will merge with its newly formed, wholly owned subsidiary, China Energy Technology Corp. Ltd., a Nevada corporation (“Merger Sub” and such merger transaction, the “Merger”). The Merger Agreement and the Merger were approved by the unanimous written consent of our Board of Directors on March 6, 2015. As permitted by Chapter 92A.180 of Nevada Revised Statutes, the sole purpose of the Merger is to effect a change of the Company’s name (the “Name Change”). Upon consummation of the Merger, the separate existence of Merger Sub will cease and shareholders of the Company will became shareholders of the surviving company named China Energy Technology Corp. Ltd.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 10, 2015, we filed the Articles of Merger (the “Articles of Merger”) with the Secretary of State of Nevada to effect the Merger on the Effective Date and to reflect the change in the Company’s corporate name.

A copy of the Articles of Merger as filed with the Secretary of State of Nevada on March 1, 2015 is attached as Exhibit 2.1. A copy of the Merger Agreement is attached as Exhibit 2.2.

Item 8.01 Other Events.

The Company’s common stock will temporarily remain listed for quotation on OTC Markets OTCQB marketplace tier under the current symbol “RFIE” until the new symbol is assigned by Financial Industry Regulatory Authority, Inc. (“FINRA”). We expect FINRA to announce the Name Change effectiveness and the new trading symbol on March 13, 2015. The Company will publicly announce the new trading symbol when assigned by FINRA and the effective date of the Name Change and the symbol change on the OTC market.

We are currently engaged in discussions involving a possible business combination which will enable us to engage in the business of manufacture and sales of solar-powered water heater systems to end users through direct sales and distribution channels. With the permission of the proposed party to such business combination and as provided herein, we our changing our name to “China Energy Technology Corp, Ltd.” to facilitate these discussions. If the parties determine not to proceed with the business combination, we will change our name back to Redfield Ventures Inc or adopt another name.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits filed as part of this Current Report are as follows:

Exhibit No.	Description
2.1	Articles of Merger as filed with the Nevada Secretary of State on March 10, 2015

2.2	Agreement and Plan of Merger, dated March 6, 2015, by and between Redfield Ventures Inc and China Energy Technology Corp. Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDFIELD VENTURES INC

Date: March 12, 2015	By:	/s/ Mauricio Gonzalez
		Name:	Mauricio Gonzalez
		Title:	President

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